UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23107

Legg Mason Funds Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

CLEARBRIDGE

REAL ESTATE

OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Real Estate Opportunities Fund for the six-month reporting period ended June 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On October 23, 2015, LMP Real Estate Income Fund Inc. (“RIT”) announced that its Board of Directors approved the conversion of RIT from a closed-end fund to an open-end fund through a merger with and into ClearBridge Real Estate Opportunities Fund (the “Fund”), a series of Legg Mason Funds Trust (“LM Trust”) (the “Merger”). The Merger required the approval of RIT’s stockholders. In connection with the Merger, RIT and LM Trust filed a proxy statement/prospectus on Form N-14 with the Securities and Exchange Commission (“SEC”).

At RIT’s Special Meeting of Stockholders held on May 18, 2016, the results of the votes cast were announced. Stockholders of RIT voted to approve the Merger. The Merger became effective on the close of business June 10, 2016, at which time, RIT’s stockholders became shareholders of Class O shares of the Fund, and have the ability to redeem their shares at net asset value, subject to certain conditions including the imposition of a redemption fee of 1% for a period of 12 months following the closing date of the Merger. Each share of common stock of RIT’s converted into one Class O share of the Fund, each having an equivalent dollar amount (to the nearest $0.01). The price was based on RIT’s net asset value per share calculated at the close of business on June 10, 2016.

The Fund is newly organized and has no history prior to the Merger. However, the Fund is the successor to RIT, a closed-end fund. RIT’s primary investment objective was high current income with capital appreciation as a secondary investment objective. The Fund’s primary investment objective is total return. Under normal market conditions, RIT invested at least

II	ClearBridge Real Estate Opportunities Fund

90% of its total assets in income producing common shares, preferred shares, convertible preferred shares and debt securities issued by real estate companies and at least 80% of its total assets in income-producing equity securities issued by real estate entities. Similarly, following the Merger and under normal market conditions, the Fund will invest at least 80% of its total assets in securities issued by real estate entities (including real estate investment trusts (“REITs”)) or real estate-related companies, including, but not limited to: non-REIT property ownership companies, property developers, companies with property ownership as a key capital investment, vendors of various real estate-related services and financial institutions primarily focused on the real estate industry. Real estate companies are companies, including REITs, that have in the past derived at least 50% of their revenue from the ownership, construction, financing, management, servicing or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate.

In addition, both the manager and subadviser of the Fund served as the manager and subadviser of RIT. Also, the Fund has lower expenses and a different advisory fee arrangement than RIT, and the Fund is expected to be managed with no leverage and higher cash balances than RIT. For more information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2016

ClearBridge Real Estate Opportunities Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

IV	ClearBridge Real Estate Opportunities Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended June 30, 2016. The market declined during the first two months of the reporting period. This weakness was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. However, the market then rallied over the next three months of the period. Investor sentiment improved as U.S. economic data was generally positive, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. The market then gyrated in June 2016. After initially rising, the market fell sharply in the immediate wake of the June 23, 2016 U.K. referendum to leave the European Union (“Brexit”). However, the market largely recouped those losses at the end of the month. All told, for the six months ended June 30, 2016, the S&P 500 Indexiv gained 3.84%.

Looking at the U.S. stock market more closely, mid-cap stocks, as measured by the Russell Midcap Indexv, generated the strongest returns, as they gained 5.50% over the reporting period. In contrast, small-cap stocks generated the weakest results with the Russell 2000 Indexvi rising 2.22%, whereas large-cap stocks, as measured by the Russell 1000 Indexvii, returned 3.74%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 1.14% and 6.29%, respectively, during the six months ended June 30, 2016.

Performance review

For the six months ended June 30, 2016, Class O shares of ClearBridge Real Estate Opportunities Fund returned 13.95%. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Index (Gross)x, returned 13.56% for the same period. The Lipper Real Estate Funds Category Average1 returned 10.61%

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 277 funds in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Real Estate Opportunities Fund	V

Investment commentary (cont’d)

over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of June 30, 2016 (unaudited)
6 months
ClearBridge Real Estate Opportunities Fund:
Class O	13.95%
MSCI U.S. REIT Index (Gross)	13.56%
Lipper Real Estate Funds Category Average[1]	10.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

Share class return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. A redemption fee of 1.00% applies only to shareholders who received their Class O shares is connection with the merger and redeem such shares within 12 months following the closing date of the merger. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Fund’s inception date is June 10, 2016. The Fund is the successor to a closed-end fund (the “Predecessor”). On June 10, 2016, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class O shares. The performance shown prior to the Fund’s inception is that of the Predecessor and has not been adjusted for the Fund’s Class O expenses. Only former RIT shareholders who received Class O shares as a result of the merger may generally invest in Class O shares of the Fund.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 2, 2016, the gross total annual operating expense ratios for Class O shares were 1.15%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organizational and offering costs, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class O shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 277 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VI	ClearBridge Real Estate Opportunities Fund

at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2016

RISKS: Equity and equity-related securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds, also known as “junk bonds”, are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Real Estate Opportunities Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

The MSCI U.S. REIT Index (Gross) is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

VIII	ClearBridge Real Estate Opportunities Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the investment breakdown presented reflects the holdings of the Predecessor Fund as of December 31, 2015.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six months ended June 30, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class O	13.95%	$1,000.00	$1,139.50	1.74%	$9.26	Class O	5.00%	$1,000.00	$1,016.21	1.74%	$8.72

[1]	For the six months ended June 30, 2016 (unaudited).

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

2	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2016

ClearBridge Real Estate Opportunities Fund

Security	Shares	Value
Real Estate Investment Trust Common Stocks — 107.6%
Apartments — 22.5%
Apartment Investment and Management Co., Class A Shares	124,300	$5,489,088
AvalonBay Communities Inc.	25,900	4,672,101
Camden Property Trust	27,400	2,422,708
Equity Residential	76,420	5,263,809
UDR Inc.	104,300	3,850,756
Total Apartments		21,698,462
Diversified — 7.3%
Digital Realty Trust Inc.	29,700	3,237,003
DuPont Fabros Technology Inc.	50,000	2,377,000
Liberty Property Trust	35,500	1,410,060
Total Diversified		7,024,063
Health Care — 6.4%
Healthcare Trust of America Inc., Class A Shares	85,050	2,750,517
OMEGA Healthcare Investors Inc.	99,100	3,364,445
Total Health Care		6,114,962
Industrial — 9.8%
DCT Industrial Trust Inc.	90,590	4,351,944
Prologis Inc.	85,500	4,192,920
Rexford Industrial Realty Inc.	40,900	862,581
Total Industrial		9,407,445
Lodging/Resorts — 3.9%
Hersha Hospitality Trust	98,950	1,696,992
LaSalle Hotel Properties	88,360	2,083,529
Total Lodging/Resorts		3,780,521
Mortgage — 5.6%
Starwood Property Trust Inc.	260,000	5,387,200
Office — 16.7%
Alexandria Real Estate Equities Inc.	40,900	4,233,968
Boston Properties Inc.	32,400	4,273,560
First Potomac Realty Trust	232,379	2,137,887
Hudson Pacific Properties Inc.	57,800	1,686,604
Kilroy Realty Corp.	37,400	2,479,246
Paramount Group Inc.	79,800	1,272,012
Total Office		16,083,277
Regional Malls — 16.8%
General Growth Properties Inc.	211,600	6,309,912
Simon Property Group Inc.	45,300	9,825,570
Total Regional Malls		16,135,482

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2016

ClearBridge Real Estate Opportunities Fund

Security	Shares	Value
Retail - Free Standing — 3.6%
Spirit Realty Capital Inc.	275,269	$3,515,185
Shopping Centers — 15.0%
DDR Corp.	94,500	1,714,230
Federal Realty Investment Trust	15,900	2,632,245
Kite Realty Group Trust	73,100	2,048,993
Ramco-Gershenson Properties Trust	222,800	4,369,108
Retail Properties of America Inc., Class A Shares	150,350	2,540,915
Urstadt Biddle Properties Inc., Class A Shares	46,000	1,139,880
Total Shopping Centers		14,445,371
Total Investments — 107.6% (Cost — $76,842,475#)		103,591,968
Liabilities in Excess of Other Assets — (7.6)%		(7,321,701)
Total Net Assets — 100.0%		$96,270,267

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

4	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $76,842,475)	$103,591,968
Receivable for securities sold	7,562,737
Dividends and distributions receivable	638,558
Deferred offering costs	74,534
Receivable for Fund shares sold	1,648
Prepaid expenses	533
Total Assets	111,869,978

Liabilities:
Payable for Fund shares repurchased	12,815,034
Due to custodian	2,457,674
Investment management fee payable	87,896
Payable for offering costs	48,400
Distributions payable	46,833
Trustees’ fees payable	7,232
Accrued expenses	136,642
Total Liabilities	15,599,711
Total Net Assets	$96,270,267

Net Assets:
Par value (Note 6)	$64
Paid-in capital in excess of par value	49,984,444
Overdistributed net investment income	(1,513,120)
Accumulated net realized gain on investments	21,049,386
Net unrealized appreciation on investments	26,749,493
Total Net Assets	$96,270,267

Shares Outstanding:
Class O	6,380,070

Net Asset Value:
Class O*	$15.09

*	Redemption price per share is the NAV of Class O shares reduced by a 1.00% redemption fee which applies to shareholders who received their Class O shares in connection with the reorganization of LMP Real Estate Income Fund Inc. and redeem such shares within 12 months following the closing date of the reorganization.

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	5

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016†

Investment Income:
Dividends and distributions	$3,319,393
Return of capital (Note 1 (f))	(548,159)
Net Dividends and Distributions	2,771,234

Expenses:
Investment management fee (Note 2)	757,460
Reorganization fees (Note 1)	262,680
Interest expense (Note 5)	124,110
Legal fees	45,952
Transfer agent fees	37,759
Audit and tax fees	29,812
Organization costs (Note 1)	25,000
Stock exchange listing fees	24,733
Trustees’ fees	24,084
Shareholder reports	15,760
Fund accounting fees	7,786
Offering costs (Note 1)	3,866
Commitment fees (Note 5)	2,444
Insurance	1,569
Custody fees	1
Miscellaneous expenses	5,768
Total Expenses	1,368,784
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(39,723)
Net Expenses	1,329,061
Net Investment Income	1,442,173

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	26,814,629
REIT distributions	1,051,978
Net Realized Gain	27,866,607
Change in Net Unrealized Appreciation (Depreciation) From Investments	(11,815,734)
Net Gain on Investments	16,050,873
Increase in Net Assets From Operations	$17,493,046

†	LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the financial information of the Predecessor Fund through June 10, 2016.

See Notes to Financial Statements.

6	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016†	2015†

Operations:
Net investment income	$1,442,173	$4,391,414
Net realized gain	27,866,607	8,918,360
Change in net unrealized appreciation (depreciation)	(11,815,734)	(13,994,033)
Increase (Decrease) in Net Assets From Operations	17,493,046	(684,259)

Distributions to Shareholders From (Note 1):
Net investment income	(3,630,963)	(8,237,536)
Decrease in Net Assets From Distributions to Shareholders	(3,630,963)	(8,237,536)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	106,512	—
Reinvestment of distributions	152,133	—
Cost of shares repurchased	(73,685,376)	—
Redemption fees (Note 1 (h))	565,654	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(72,861,077)	—
Decrease in Net Assets	(58,998,994)	(8,921,795)

Net Assets:
Beginning of period	155,269,261	164,191,056
End of period*	$96,270,267	$155,269,261
*Includes (overdistributed)/undistributed net investment income of:	$(1,513,120)	$675,670

†	LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the financial information of the Predecessor Fund through June 10, 2016.

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	7

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2016†

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$17,493,046
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(20,411,875)
Sales of portfolio securities	113,651,624
Return of capital	548,159
Increase in receivable for securities sold	(7,562,433)
Decrease in dividends and distributions receivable	780,276
Increase in prepaid expenses	(69,481)
Decrease in payable for securities purchased	(2,177,033)
Decrease in investment management fee payable	(49,383)
Increase in Trustees’ fees payable	2,490
Increase in offering costs payable	48,400
Decrease in interest payable	(2,420)
Increase in accrued expenses	18,066
Net realized gain on investments	(26,814,629)
Change in net unrealized appreciation/depreciation of investments	11,815,734
Net Cash Provided by Operating Activities*	87,270,541

Cash Flows from Financing Activities:
Distributions paid on common stock	(3,431,997)
Proceeds from sale of shares	104,864
Increase in redemption fees	565,654
Decrease in loan payable	(37,000,000)
Payment for shares repurchased	(60,870,342)
Increase in due to custodian	2,457,674
Net Cash Used in Financing Activities	(98,174,147)
Net Decrease in Cash	(10,903,606)
Cash at Beginning of Period	10,903,606
Cash at End of Period	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$152,133

*	Included in operating expenses is cash of $128,931 paid for interest and commitment fees on borrowings.

†	LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the financial information of the Predecessor Fund through June 10, 2016.

See Notes to Financial Statements.

8	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class O1,2,3	2016[4]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.57	$14.35	$11.60	$12.16	$10.70	$11.07

Income (loss) from operations:
Net investment income	0.13	0.38	0.58	0.48	0.45	0.45
Net realized and unrealized gain (loss)	1.67	(0.44)	2.89	(0.32)	1.73	(0.10)
Total income (loss) from operations	1.80	(0.06)	3.47	0.16	2.18	0.35

Less distributions from:
Net investment income	(0.33)	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Total distributions	(0.33)	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)

Redemption fees	0.05	—	—	—	—	—

Net asset value, end of period	$15.09	$13.57	$14.35	$11.60	$12.16	$10.70

Market price, end of period	—	$13.04	$12.55	$10.06	$10.97	$9.25
Total return, based on NAV [5,6]	13.95%	(0.44)%	30.69%	0.97%	20.84%	4.02%
Total return, based on Market Price	—	9.97%[7]	32.87%[7]	(2.41)%[7]	26.85%[7]	(1.44)%[7]

Net assets, end of period (millions)	$96	$155	$164	$133	$139	$122

Ratios to average net assets:
Gross expenses	1.79%[8,9]	2.11%	1.54%	1.59%	1.74%	1.85%
Net expenses[10,11]	1.74 [8,9,12]	2.04	1.48	1.53	1.68	1.82
Net investment income	1.89 [8]	2.75	4.41	3.79	3.86	4.13

Portfolio turnover rate	13%	11%	11%	11%	43%	23%

Supplemental data:
Loan Outstanding, End of Period (000s)	—	$37,000	$37,000	$37,000	$37,000	$37,000
Asset Coverage Ratio for Loan Outstanding	—	520%[13]	544%[13]	459%[13]	476%[13]	431%[13]
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding	—	$5,196 [13]	$5,438 [13,14]	$4,586 [13,14]	$4,759 [13,14]	$4,307 [13,14]
Weighted Average Loan (000s)	$24,150 [15]	$37,000	$37,000	$37,000	$37,000	$43,268
Weighted Average Interest Rate on Loan	1.34%[15]	0.98%	0.90%	0.93%	1.10%	0.99%

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	9

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the performance information and financial information of the Predecessor Fund through June 10, 2016.

[3]	Represents a share of capital stock outstanding prior to June 11, 2016.

[4]	For the six months ended June 30, 2016 (unaudited).

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.40%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

LMPFA agreed to a waiver in the amount of 0.05% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and extended through June 10, 2016.

[12]

Effective June 11, 2016, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organization and offering costs, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[13]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[14]	Added to conform to current period presentation.

[15]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

10	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Real Estate Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Funds Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On June 10, 2016, the Fund acquired all of the net assets of LMP Real Estate Income Fund Inc., a closed-end management investment company (the “Predecessor Fund”), pursuant to a tax-free reorganization (the “Reorganization”) approved by the Predecessor Fund’s stockholders. In connection with the acquisition, 11,441,047 of the Predecessor Fund’s shares were exchanged for 11,441,047 Class O shares of the Fund at the net asset value of the Predecessor Fund. The net assets of the Predecessor Fund before the Reorganization were $163,814,066, including unrealized appreciation of $26,782,583. Immediately after the Reorganization, the net assets of the Fund were $163,814,066. As a result of the Reorganization, the Predecessor Fund became the accounting survivor. Accordingly, the performance information and financial information presented in the financial statements for periods prior to June 10, 2016 is historical information of the Predecessor Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

12	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Investment Trust Common Stocks†	$103,591,968	—	—	$103,591,968

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in REITs. The Fund intends to distribute the cash received from REITs

14	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of the distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

As of the date of this report, the Fund has significant net realized capital gains in relation to its net assets. The per share amount of net realized capital gains that the Fund distributes may increase or decrease depending on the level of Fund redemptions, market conditions and whether additional capital gains are realized during the balance of its fiscal year.

Distributions from net investment income of the Predecessor Fund, if any, were declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, were declared at least annually. The Predecessor Fund’s policy was to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it received, less operating expenses. The character of REIT distributions received from portfolio securities held by the Predecessor Fund was generally comprised of investment income, long-term capital gains, and return of capital. The Predecessor Fund reclassified amounts within the Statement of Operations primarily based on information provided by REITs after the Predecessor Fund’s fiscal year end. In those instances where such information was not available, the Predecessor Fund estimated the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs reported the actual character of distributions paid during the year, the Predecessor Fund adjusted estimates previously recorded to actual.

Pursuant to its Managed Distribution Policy, the Predecessor Fund intended to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may have been adjusted from time to time by the Predecessor Fund’s Board of Directors. Under the Predecessor Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Predecessor Fund’s net investment income and net realized capital gain was less than the amount of the distribution, the difference would be distributed from the Predecessor Fund’s net assets (and may have constituted a “return of capital”). The Predecessor Fund’s Board of Directors may have modified, terminated or suspended the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have had an adverse effect on the market price of the Predecessor Fund’s shares. Distributions to shareholders of the Predecessor Fund were recorded on the ex- dividend date and were determined in accordance with income tax regulations, which may differ from GAAP.

(h) Redemption fees. A redemption fee of 1.00% applies only to shareholders who received their Class O shares in connection with the Reorganization and redeem such shares within 12 months following the closing date of the Reorganization. The redemption fee is accounted for as an addition to paid-in capital.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(k) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

16	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge an aggregate fee equal to 70% of the net management fee it receives from the Fund and pays Western Asset 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset, net of expense waivers and reimbursements.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organizational and offering, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the six months ended June 30, 2016, fees waived and/or expenses reimbursed amounted to $39,723.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

LMPFA was the Predecessor Fund’s investment manager and ClearBridge was the Predecessor Fund’s subadviser. The Predecessor Fund paid LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Predecessor Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”). LMPFA paid ClearBridge 70% of the net management fee it received from the Predecessor Fund. LMPFA had also agreed to a waiver in the amount of 0.05% of the Predecessor Fund’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and extended through June 10, 2016.

During periods in which the Predecessor Fund utilized financial leverage, the fees which were payable to LMPFA were higher than if the Predecessor Fund did not utilize leverage because the fees were calculated as a percentage of the Predecessor Fund’s assets, including those investments purchased with leverage.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$20,411,875
Sales	113,651,624

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,282,991
Gross unrealized depreciation	(1,533,498)
Net unrealized appreciation	$26,749,493

4. Derivative instruments and hedging activities

During the six months ended June 30, 2016, the Fund did not invest in derivative instruments.

5. Loan

The Predecessor Fund had a revolving credit agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”), which allowed the Predecessor Fund to borrow up to an aggregate amount of $45,000,000 provided that, with approval of BNP Paribas, the Predecessor Fund may have increased the size of the loan to $75,000,000 upon a five business day notice. The agreement renewed daily for a 180 day term unless notice to the contrary was given to the Predecessor Fund. The Predecessor Fund paid a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan. The interest on the loan was calculated at a variable rate based on the three month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Predecessor Fund was required to maintain collateral in a special custody account at the Predecessor Fund’s custodian on behalf of BNP Paribas. The Predecessor Fund’s credit agreement contained customary covenants that, among other things, may have limited the Predecessor Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and required asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may have been subjected to early termination under certain conditions and may have contained other provisions that could have limited the Predecessor Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2016 was $124,110. For the six months ended June 30, 2016, the Predecessor Fund incurred a commitment fee in the amount of $2,444. For the six months ended June 30, 2016, based on the number of days during the reporting period that the Predecessor Fund had a loan outstanding, the average daily loan balance was $24,150,000 and the weighted average interest rate was 1.34%. The agreement was terminated on May 25, 2016.

6. Shares of beneficial interest

At June 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

18	ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report

Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	7,431	$106,512	—	—
Shares issued on reinvestment	10,061	152,133	—	—
Shares repurchased	(5,078,469)	(73,685,376)	—	—
Redemption fees	—	565,654	—	—
Net decrease	(5,060,977)	$(72,861,077)	—	—

7. Capital loss carryforward

As of December 31, 2015, the Predecessor Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(6,374,989)
12/31/2018	(126,401)
$(6,501,390)

These amounts will be available to offset any future taxable capital gains.

ClearBridge Real Estate Opportunities Fund 2016 Semi-Annual Report	19

Board approval of management and subadvisory agreements (unaudited)

Background

The ClearBridge Real Estate Opportunities Fund (“CRO”) was organized on October 21, 2015 in order to facilitate the conversion of the LMP Real Estate Income Fund, Inc. (“RIT”), a closed-end registered investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), into an open-end registered investment company, registered as such under the 1940 Act, through a merger (the merger of RIT with and into CRO being hereinafter called the “Merger”). The Merger was presented to the Board of Directors of RIT (the “RIT Board”) and the Board of Trustees of Legg Mason Funds Trust (the “CRO Board,” and together with the RIT Board, the “Boards”) for consideration, and approval by the RIT Board, at meetings of the Boards held on October 21, 2015 (together, the “October Organizational Meeting”) and was approved by the Boards. The memberships of the Boards were identical. The Merger was subject to approval by the stockholders of RIT. On May 18, 2016, the stockholders of RIT approved the Merger, the Merger became effective as of the close of business on June 10, 2016, and CRO commenced operations on June 13, 2016.

At an in-person meeting held on November 11-12, 2015 (“November Organizational Meeting,” and together with the October Organizational Meeting, the “Organizational Meetings”), the CRO Board considered proposals from Legg Mason, Inc. (“Legg Mason”) to launch CRO as an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and for Legg Mason Partners Fund Advisor, LLC (the “Manager”) to serve as investment manager pursuant to an investment management contract (the “Management Agreement”) and for ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company (“Western Asset” and together with ClearBridge the “sub-advisers”) to serve as sub-advisers pursuant to separate sub-advisory agreements with the Manager (the “Sub-Advisory Agreements,” and together with the Management Agreement, the “Advisory Agreements”) for an initial term of two years, subject to approval of the Merger by the stockholders of RIT. The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason. Pursuant to their respective sub-advisory agreements, ClearBridge will provide day-to-day management of the Fund’s investment portfolio and Western Asset will provide day-to-day management of the Fund’s cash and short-term investments allocated to it by the manager. The 1940 Act requires that the CRO Board, including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), voting separately, approve initially for a term not to exceed two years, and thereafter approve annually the continuation of, the Advisory Agreements. At the November Organizational Meeting, the CRO Board considered and approved the Advisory Agreements for initial terms of two years. To assist in its consideration of the Advisory Agreements, the CRO Board at the Organizational Meetings received information regarding the Manager and Sub-Advisers, the Merger, and the Advisory Agreements and the changes that would result from RIT’s conversion to an open-end structure. The CRO Board’s evaluation took into account the information received in connection with the Organizational Meetings and also took into account the knowledge

20	ClearBridge Real Estate Opportunities Fund

and familiarity gained as members of the RIT Board and the boards of other funds in the same complex under their supervision (collectively, the “Legg Mason Funds”) with respect to the services to be provided to CRO by the Manager and the Sub-Advisers.

The Independent Trustees were assisted in their review by CRO fund counsel and their independent legal counsel (“independent counsel”), and they met with independent counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Directors received information (the “Contract Approval Information”) from the Manager and the Sub-Advisers relevant to their review of the Advisory Agreements. Presentations were made by the Manager and the Sub-Advisers at the November Organizational Meeting encompassing the services to be provided by the Manager and the Sub-Advisers to CRO and all of the Legg Mason Funds.

The discussion below covers both advisory and administrative functions to be rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory functions to be rendered by the Sub-Advisers.

Nature, extent and quality of the services to be provided to CRO under the advisory agreements

The CRO Board at the Organizational Meetings received and considered information regarding the nature, extent, and quality of the respective services that were being provided to RIT and would be provided to CRO following the Merger by the Manager and the Sub-Advisers under the Advisory Agreements. The CRO Board noted that CRO is newly organized and has no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the investment advisory and other services rendered by the Manager and the Sub-Advisers to RIT or other Legg Mason Funds, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to the funds. The CRO Board reviewed information received from the Manager and CRO’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and their applicability to CRO and reviewed the compliance program of the Sub-Advisers with the CCO. The CRO Board also took note of its familiarity with the Sub-Advisers’ respective compliance capabilities.

As a newly organized fund, CRO had no historical performance information available at the time of the November Organizational Meeting for the CRO Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. In assessing the management agreement and the Sub-Advisory Agreement with ClearBridge, the CRO Board considered its familiarity with the performance history of RIT. The CRO Board reviewed the investment objectives and policies of CRO, alone and compared to the investment objectives and policies of RIT, with the Manager and ClearBridge and the qualifications, backgrounds, and responsibilities of the senior personnel of CRO and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of CRO. The Manager and ClearBridge noted, among other things, that ClearBridge has served as the

ClearBridge Real Estate Opportunities Fund	21

Board approval of management and subadvisory agreements (unaudited) (cont’d)

sub-adviser to RIT since September 1, 2012 and therefore has experience and expertise in real estate sector investing. The Manager advised the CRO Board that the ClearBridge portfolio teams for CRO and RIT would be comprised of the same individuals. The CRO Board considered, among other factors, that although CRO will provide access to real estate investments to RIT stockholders and future CRO stockholders, CRO’s investment objectives, policies, and program will be different from RIT’s. Among other things, CRO will be required to maintain sufficient liquidity to meet its redemption obligations as an open-end fund and will not utilize leverage. The use of leverage may enhance performance in periods of rising markets but may detract from performance in declining markets.

The CRO Board considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of CRO. The CRO Board also considered the division of responsibilities between the Manager and the Sub-Advisers for CRO and the supervision and oversight of the Sub-Advisers to be provided by the Manager.

The CRO Board concluded that, overall, it was satisfied with the nature, extent, and overall quality of the respective services expected to be provided by the Manager and the Sub-Adviser under the Advisory Agreements.

Management fees, expense ratios and profitability

The CRO Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by CRO to the Manager under the Management Agreement in light of the nature, extent, and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers to CRO. The Manager noted that the Contractual Management Fee would be lower than the RIT contractual management fee. The CRO Board noted that the Manager, and not CRO, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by CRO. The CRO Board also noted that the Manager will provide CRO with regulatory compliance and administrative services, office facilities and officers (including its chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to CRO by other fund service providers, including the Sub-Advisers.

At the October Organizational Meeting, the Manager discussed the expected expense ratio of CRO following the Merger and the costs of organization. The Manager agreed to share up to 50% of the costs of CRO’s organization and conversion. The CRO Board obtained confirmation from the Manager that the fees and expenses of CRO are expected to be in line with those of comparable funds and investment vehicles. The Manager noted that the expense ratio of CRO is expected to be lower than RIT’s and that, if CRO attracts additional assets, its expense ratios could be reduced further due to economies of scale. Conversely, expense ratios could increase if CRO experiences significant redemptions or is unable to attract additional assets following the Merger. The CRO Board considered a proposal (the

22	ClearBridge Real Estate Opportunities Fund

“Fee Waiver Proposal”) from the Manager to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses, and acquired fund fees and expense) so that total annual operating expenses are not expected to exceed a specified limit for each of CRO’s share classes. The Manager will be permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the total annual operating expenses have fallen to a level below the limit for that class. As a newly organized fund, the CRO Board noted that CRO had no historical profitability information available for the CRO Board to consider at the time of the November Organizational Meeting. At the November Organizational Meeting, the CRO Board received profitability information regarding RIT. In light of, among other things, CRO’s open-end structure, lower Contractual Management Fee and the Fee Waiver Proposal the CRO Board did not give significant weight to RIT’s profitability as probative of CRO’s profitability. Under the circumstances, the CRO Board concluded that any pro forma information for CRO would not have been given significant weight in its evaluations because of its highly speculative nature.

Economies of scale

The CRO Board noted that the Manager, in the Contractual Management Fee, does not incorporate breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. However, the CRO Board noted that the amount of RIT assets that would be retained by CRO following the Merger and CRO’s ability to attract additional assets were uncertain. Information provided by the Manager in connection with the Organizational Meetings indicated that open-end real estate funds (such as CRO), with select exceptions, had experienced outflows in the previous twelve months. Under the circumstances, the CRO Board concluded the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the CRO Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent, and overall quality of the services expected to be provided under the Advisory Agreements.

Other benefits to the manager

The CRO Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with CRO. In light of the expected costs of providing investment management and other services to CRO and the Manager’s commitment to CRO, the CRO Board did not regard the other ancillary benefits that the Manager and its affiliates expect to receive as excessive.

*  *  *  *  *  *

Based on their discussions and considerations, including those described above, the CRO Board, including the Independent Directors, approved each of the Advisory Agreements.

No single factor reviewed by the CRO Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. Each CRO Board

ClearBridge Real Estate Opportunities Fund	23

Board approval of management and subadvisory agreements (unaudited) (cont’d)

member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the November Organizational Meeting, the CRO Board received a memorandum discussing its responsibilities in connection with the proposed approval of the Advisory Agreement as part of the Contract Approval Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the approval of the Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Advisers were present.

24	ClearBridge Real Estate Opportunities Fund

ClearBridge

Real Estate Opportunities Fund

Trustees

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Real Estate Opportunities Fund

The Fund is a separate investment series of Legg Mason Funds Trust, a Maryland statutory trust.

ClearBridge Real Estate Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Real Estate Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX292188 8/16 SR16-2853

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Funds Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016